Exhibit 25.1

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                                    FORM T-1

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            STATEMENT OF ELIGIBILITY
                   UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

                      CHECK IF AN APPLICATION TO DETERMINE
                      ELIGIBILITY OF A TRUSTEE PURSUANT TO
                             SECTION 305(b)(2) |  |
                                                --

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                              THE BANK OF NEW YORK
               (Exact name of trustee as specified in its charter)

New York                                             13-5160382
(State of incorporation                              (I.R.S. employer
if not a U.S. national bank)                         identification no.)

One Wall Street, New York, N.Y.                      10286
(Address of principal executive offices)             (Zip code)

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                      KANSAS CITY SOUTHERN INDUSTRIES, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                             43-0663509
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

                    THE KANSAS CITY SOUTHERN RAILWAY COMPANY
               (Exact name of obligor as specified in its charter)


Missouri                                             44-6000758
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

                         GATEWAY EASTERN RAILWAY COMPANY
               (Exact name of obligor as specified in its charter)


Illinois                                             37-1301047
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

                         GATEWAY WESTERN RAILWAY COMPANY
               (Exact name of obligor as specified in its charter)


Illinois                                             37-1301047
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

                                 PABTEX GP, LLC
               (Exact name of obligor as specified in its charter)


Texas                                                43-1915234
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

                                  PABTEX, L.P.
               (Exact name of obligor as specified in its charter)


Delaware                                             43-0909361
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

                             SIS BULK HOLDING, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                             43-1915233
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

                           KCS TRANSPORTATION COMPANY
               (Exact name of obligor as specified in its charter)


Delaware                                             43-1760453
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

                            MID-SOUTH MICROWAVE, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                             43-1422644
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

                             RICE-CARDEN CORPORATION
               (Exact name of obligor as specified in its charter)


Missouri                                             44-6011041
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

                          SOUTHERN DEVELOPMENT COMPANY
               (Exact name of obligor as specified in its charter)


Missouri                                             44-6005843
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

                        SOUTHERN INDUSTRIAL SERVICES, INC
               (Exact name of obligor as specified in its charter)


Delaware                                             36-3499535
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

                                TRANS-SERVE, INC.
               (Exact name of obligor as specified in its charter)


Delaware                                             43-0865086
(State or other jurisdiction of                      (I.R.S. employer
incorporation or organization)                       identification no.)

114 West 11th Street
Kansas City, Missouri                                64105
(Address of principal executive offices)             (Zip code)

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                                 Debt Securities
                       (Title of the indenture securities)

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1.         GENERAL INFORMATION.  FURNISH THE FOLLOWING INFORMATION AS TO THE
           TRUSTEE:

    (A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISING AUTHORITY TO WHICH IT IS SUBJECT.

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              Name                                        Address
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    Superintendent of Banks of the            2 Rector Street, New York,
    State of New York                         N.Y. 10006, and Albany, N.Y. 12203

    Federal Reserve Bank of New York          33 Liberty Plaza, New York,
                                              N.Y.  10045

    Federal Deposit Insurance Corporation     Washington, D.C.  20429

    New York Clearing House Association       New York, New York   10005

    (B)    WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

     Yes.

2.  AFFILIATIONS WITH OBLIGOR.

    IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
    AFFILIATION.

    None.

16. LIST OF EXHIBITS.

    EXHIBITS IDENTIFIED IN PARENTHESES BELOW, ON FILE WITH THE COMMISSION, ARE INCORPORATED HEREIN BY REFERENCE AS AN EXHIBIT HERETO, PURSUANT TO RULE 7A-29 UNDER THE TRUST INDENTURE ACT OF 1939 (THE "ACT") AND 17 C.F.R. 229.10(D).

     1. A copy of the Organization Certificate of The Bank of New York (formerly Irving Trust Company) as now in effect, which contains the authority to commence business and a grant of powers to exercise corporate trust powers. (Exhibit 1 to Amendment No. 1 to Form T-1 filed with Registration Statement No. 33-6215, Exhibits 1a and 1b to Form T-1 filed with Registration Statement No. 33-21672 and Exhibit 1 to Form T-1 filed with Registration Statement No. 33-29637.)

     4. A copy of the existing By-laws of the Trustee. (Exhibit 4 to Form T-1 filed with Registration Statement No. 33-31019.)

     6.   The  consent of the  Trustee  required  by Section  321(b) of the Act.
          (Exhibit  6  to  Form  T-1  filed  with  Registration   Statement  No.
          33-44051.)

     7. A copy of the latest report of condition of the Trustee published pursuant to law or to the requirements of its supervising or examining authority.

                                    SIGNATURE



     Pursuant to the requirements of the Act, the Trustee, The Bank of New York, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in The City of New York, and State of New York, on the 12th day of June, 2001.


                                            THE BANK OF NEW YORK



                                            By: /S/MARY LAGUMINA
                                                ----------------------
                                                Name:  MARY LAGUMINA
                                                Title:     VICE PRESIDENT

                                                                Exhibit 7




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                       Consolidated Report of Condition of

                              THE BANK OF NEW YORK

                    of One Wall Street, New York, N.Y. 10286
                     And Foreign and Domestic Subsidiaries,
a member of the Federal Reserve System, at the close of business December 31, 2000, published in accordance with a call made by the Federal Reserve Bank of this District pursuant to the provisions of the Federal Reserve Act.



                                                                Dollar Amounts
ASSETS                                                            In Thousands
Cash and balances due from depository institutions:
   Noninterest-bearing balances and currency and coin..             $3,083,720
   Interest-bearing balances...........................              4,949,333
Securities:
   Held-to-maturity securities.........................                740,315
   Available-for-sale securities.......................              5,328,981
Federal funds sold and Securities purchased under
   agreements to resell................................              5,695,708
Loans and lease financing receivables:
   Loans and leases, net of unearned
     income............................................             36,590,456
   LESS: Allowance for loan and
     lease losses......................................                598,536
   LESS: Allocated transfer risk
     reserve..........................................                  12,575
   Loans and leases, net of unearned income,
     allowance, and reserve............................             35,979,345
Trading Assets.........................................             11,912,448
Premises and fixed assets (including capitalized
   leases).............................................                763,241
Other real estate owned................................                  2,925
Investments in unconsolidated subsidiaries and
   associated companies................................                183,836
Customers' liability to this bank on acceptances
   outstanding.........................................                424,303
Intangible assets......................................              1,378,477
Other assets...........................................              3,823,797
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Total assets...........................................            $74,266,429
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LIABILITIES
Deposits:
   In domestic offices.................................            $28,328,548
   Noninterest-bearing.................................             12,637,384
   Interest-bearing....................................             15,691,164
   In foreign offices, Edge and Agreement
     subsidiaries, and IBFs............................             27,920,690
   Noninterest-bearing.................................                470,130
   Interest-bearing....................................             27,450,560
Federal funds purchased and Securities sold under
   agreements to repurchase............................              1,437,916
Demand notes issued to the U.S.Treasury................                100,000
Trading liabilities....................................              2,049,818
Other borrowed money:
   With remaining maturity of one year or less.........              1,279,125
   With remaining maturity of more than one year
     through three years...............................                      0
   With remaining maturity of more than three years....                 31,080
Bank's liability on acceptances executed and
   outstanding.........................................                427,110
Subordinated notes and debentures......................              1,646,000
Other liabilities......................................              4,604,478
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Total liabilities......................................            $67,824,765
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EQUITY CAPITAL
Common stock...........................................              1,135,285
Surplus................................................              1,008,775
Undivided profits and capital reserves.................              4,308,492
Net unrealized holding gains (losses) on
   available-for-sale securities.......................                 27,768
Accumulated net gains (losses) on cash flow hedges                           0
Cumulative foreign currency translation adjustments....
                                                                   (    38,656)
Total equity capital...................................              6,441,664
                                                                   -----------
Total liabilities and equity capital...................            $74,266,429
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     I, Thomas J. Mastro, Senior Vice President and Comptroller of the above-named bank do hereby declare that this Report of Condition has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true to the best of my knowledge and belief.


                                                        Thomas J. Mastro

     We, the undersigned directors, attest to the correctness of this Report of Condition and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the Board of Governors of the Federal Reserve System and is true and correct.

Thomas A. Renyi         )
Alan R. Griffith        )       Directors
Gerald L. Hassell       )


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